SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2025

BANKFINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

s telephone number, including area code: (800)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Annual Meeting Voting Results. The following are the results of the stockholder votes that were cast at the Annual Meeting of Stockholders of BankFinancial Corporation (the “Company”) held July 21, 2025:

Proposal No.1: The election of the following nominees as directors of the Company: Aaron J. O'Connor and John M. Hausmann to hold office until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

Nominee	Number of Votes Cast For	Number of Votes Withheld	Broker Non-Votes
John M. Hausmann	5,059,190	4,055,814	1,085,527
Aaron J. O'Connor	7,220,137	1,894,866	1,085,527

Proposal No.2: Ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Number of votes cast FOR Proposal	9,998,387
Number of votes cast AGAINST Proposal	139,503
Number of Abstentions	62,691
Broker Non-Votes	—

Proposal No.3: The approval of an advisory, non-binding resolution to approve our executive compensation.

Number of votes cast FOR the non-binding resolution	6,674,261
Number of votes cast AGAINST the non-binding resolution	2,371,042
Number of Abstentions	69,711
Broker Non-Votes	1,085,527

Proposal No. 4:An amendment to our charter to divest the Board of Directors of its exclusive power to amend our bylaws.

Number of votes cast FOR the stockholder proposal	8,391,608
Number of votes cast AGAINST the stockholder proposal	617,904
Number of Abstentions	105,541
Broker Non-Votes	1,085,527

Proposal No. 5: A stockholder proposal regarding a sale of the Company.

Number of votes cast FOR the stockholder proposal	3,529,009
Number of votes cast AGAINST the stockholder proposal	5,547,497
Number of Abstentions	38,548
Broker Non-Votes	1,085,527

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKFINANCIAL CORPORATION
(Registrant)

Date:	July 25, 2025	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board, Chief Executive Officer and President